LONG-TERM DEBT	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-term Debt [Text Block]
15.	LONG-TERM DEBT

The company’s long-term debt at December 31 is listed below.

	December 31, 2015	December 31, 2014

Term loan, due July, 2017	$16.5	$18.5
Senior secured notes, 11.0% due October 2017 (US$260.5 million; December 31, 2014 – US$235.5 million)	356.7	273.1
	373.2	291.6
Revolving asset-based loan facility of up to $225.0 million due July 2017	117.1	29.4
Capital lease obligations	7.5	8.1
Total debt	497.8	329.1
Less: current portion	(3.2)	(3.0)
Total long-term debt	$494.6	$326.1

Significant changes to long-term debt in 2015

On January 7, 2015, the company amended the asset based loan facility (ABL Facility) to increase the maximum amount of credit available thereunder from $175.0 million to $225.0 million to finance the acquisition of the Biron paper mill and the Rumford pulp and paper mill. The company also completed an offering of US$25.0 million of PIK Toggle Senior Secured Notes (“Offered Notes”) due 2017. The Offered Notes were issued at a 20% discount to face value with the company receiving gross proceeds of US$20.0 million to be used to finance part of the costs associated with the acquisition. See note 5, Purchase of U.S. Paper Mills.

Significant changes to long-term debt in 2015

In September 2015, the company entered into six capital leases on equipment. The capital lease obligation with respect to these leases is $0.5 million as at December 31, 2015.

Significant terms, conditions and covenants

The indentures governing the company’s Term Loan and 2017 Notes contain customary restrictive covenants, including restrictions on incurring additional indebtedness, certain restricted payments, including dividends and investments in other persons, the creation of liens, sale and leaseback transactions, certain amalgamations, mergers, consolidations and the use of proceeds arising from certain sales of assets and certain transactions with affiliates.

The Term Loan is secured by a first charge on substantially all of the fixed assets and real property of the company that ranks senior to the lien securing the 2017 Notes. The Term Loan is also secured by a second charge over the company’s current assets. Collateral provided on the 2017 Notes consists of a charge on substantially all of the assets of the company, other than (i) a senior collateral charge on the Term Loan, and (ii) the ABL Charge Collateral, as described below (2017 Notes Charge Collateral), and a charge on the senior collateral charge on the Term Loan and the ABL Charge Collateral. The indentures governing the Term Loan and 2017 Notes limit the ability of the company to incur debt, other than permitted debt, while the company’s fixed charge coverage ratio is below 2.0:1.0 for the 2017 Notes and is at or below 1.0:1.0 for the Term Loan. The company’s fixed charge coverage ratio under the 2017 Notes, calculated on a 12-month trailing average, was 0.9:1.0 at December 31, 2015 (December 31, 2014 – 1.1:1.0) and under the Term Loan was 0.5:1.0 at December 31, 2015 (December 31, 2014 – 0.6:1.0).

The company cannot make any restricted payments including paying any dividends, except to the extent the balance in its restricted payments basket is positive. The restricted payments basket under the 2017 Notes was negative $107.1 million as at December 31, 2015 (December 31, 2014 – negative $75.8 million).

The security for the ABL Facility consists of a charge on accounts receivable, inventory and cash of the company (ABL Charge Collateral) and a charge on the 2017 Notes Charge Collateral. The interest rate on the ABL Facility is determined by the current market rate for that type of loan in addition to a spread that is based on the average availability for the prior fiscal quarter. Availability under the ABL Facility is determined by a borrowing base calculated primarily on eligible accounts receivable and eligible inventory, less certain reserves. The borrowing base at December 31, 2015, is reduced by reserves for a landlord waiver reserve in respect of rent of approximately $2.8 million, a pension reserve not exceeding the sum of normal cost pension contributions, special and catch-up payments and any other payments in respect of a Canadian pension plan that are past due of approximately $1.4 million, a reserve for credit insurance deductibles of $3.5 million, a reserve of $1.5 million for employee source deductions, and a reserve for negative mark-to-market for foreign currency exposure of $2.4 million. On December 31, 2015 the company had $85.5 million available under the ABL Facility after deducting outstanding drawings of $117.1 million and outstanding letters of credit of $22.4 million, before potential application of the springing fixed charge coverage ratio.

The company was in compliance with its covenants under the ABL Facility, the Term Loan and under each of the indentures governing its outstanding senior notes on December 31, 2015.

The following table provides the scheduled total debt repayments:
Recourse debt
2016	$3.2
2017	495.1
2018	2.7
2019	0.5
2020	0.1
$501.6

The company’s long-term debt is recorded at amortized cost. The following table provides information about management’s best estimate of the fair value of the company’s debt:

	2015		2014
	Carrying Value	Fair Value	Carrying Value	Fair Value
Recourse	$497.8	$416.0	$329.1	$313.1

The fair value of the company’s long-term debt related to its senior notes is determined based on quoted market prices of identical debt instruments (level 1 fair value measurement). The fair value of the company’s debt related to the ABL Facility is measured by discounting the respective cash flows at quoted market rates for similar debt having the same maturity (level 2 fair value measurement). In measuring fair value, the company incorporates credit valuation adjustments to reflect its own non-performance risk, where applicable.

US$130.6 million (2014 – approximately US$88.1 million) in aggregate principal of 2017 Notes balance outstanding at December 31, 2015 is held by two shareholders of the Company who individually hold greater than 10% of the company’s outstanding shares. The company incurred US$11.8 million in interest expense in 2015 (2014 – approximately US$9.7 million) on the 2017 Notes held by related parties.